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                                 Exhibit 10.3.2

                   WAIVER AND AMENDMENT TO SENIOR SUBORDINATED
                           CONVERTIBLE LOAN AGREEMENT


         THIS WAIVER AND AMENDMENT TO SENIOR SUBORDINATED CONVERTIBLE LOAN AGREEMENT, dated as of December 11, 2000 (this "AMENDMENT"), is among VALUE CITY DEPARTMENT STORES, INC., an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), the lender listed on the signature pages hereof (the "LENDER"), and SCHOTTENSTEIN STORES CORPORATION, a Delaware corporation, as a Lender and as Administrative Agent (in such latter capacity, the "ADMINISTRATIVE AGENT").

         PRELIMINARY STATEMENTS:

         1. The Borrower and Prudential Securities Credit Corp., LLC, as initial lender and as administrative agent ("PSCC"), entered into the Senior Subordinated Convertible Loan Agreement, dated as of March 15, 2000, as amended from time to time (collectively, the "LOAN AGREEMENT"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned such terms in the Loan Agreement.

         2. As of December 11, 2000, PSCC has assigned all of its right, title and interest in the Loan Agreement and attendant loan documents to Schottenstein Stores Corporation.

         3. The Borrower has failed to comply with the covenants set forth in Sections 7.01 and 7.02 of the Loan Agreement and Events of Default under the Loan Agreement have occurred and are continuing as a result of these failures to comply and as a result of the occurrence of certain events of default under the Senior Credit Facility (such Events of Default hereinafter collectively called the "EXISTING DEFAULTS").

         4. As of December 11, 2000, the Senior Credit Facility has been amended and modified in certain respects.

         5. The Borrower has requested the Lender to waive the Existing Defaults and to amend the Loan Agreement for the purpose, among other things, of making changes thereto that conform to the amendment and modification of the Senior Credit Facility.

         5. The Lender has agreed to the Borrower's requested waiver and to the amendment of the Loan Agreement on the terms and subject to the conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Borrower, the Lender, and the Administrative Agent hereby agree as follows:

         SECTION  1. WAIVER

         Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 5, the Lender hereby waives each of the Existing Defaults through and including the date (the "Waiver Expiration Date") that is the earlier of (a) the date upon which all Indebtedness under the Senior Credit Facility has been indefeasibly paid in full and the commitments of all lenders thereunder have terminated,


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and (b) the acceleration of the Obligations under the Senior Credit Facility, as the term "Obligations" is defined in the Senior Credit Facility. This waiver is limited strictly to the Existing Defaults, and shall not constitute a waiver of any other Default or Event of Default, whether now existing or hereafter arising, including without limitation any subsequent failure of the Borrower to comply with the covenants set forth in Section 7.01 of the Loan Agreement after the Waiver Expiration Date.

         SECTION 2. AMENDMENTS TO LOAN AGREEMENT.

         2.1 PERMITTED LIENS. Section 6.03 of the Loan Agreement is hereby amended to include as Permitted Liens all Liens that are "Permitted Liens" under the Senior Credit Facility.

         2.2 DELETION OF CONSOLIDATED TOTAL DEBT/CONSOLIDATED EBITDA RATIO FINANCIAL COVENANT. Section 7.02, "Consolidated Total Debt/Consolidated EBITDA Ratio," of the Loan Agreement is hereby deleted in its entirety.

         SECTION 3. REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants as follows:

         3.1. AUTHORIZATION AND VALIDITY OF DOCUMENTS. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

         3.2. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

         3.3. NO EVENT OF DEFAULT. Except for the Existing Defaults, no condition or event has occurred or exists that constitutes a Default or an Event of Default.

         3.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.


         SECTION 4. CONTINUING EFFECT OF CREDIT DOCUMENTS.

         This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Loan Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver, or consent to any action on the part of the Borrower that would require an amendment, waiver, or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Loan Agreement and each other Loan Document are and shall remain in full force and effect in accordance with their respective terms.


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         SECTION  5. CONDITIONS TO EFFECTIVENESS.

         This Amendment shall become effective on a date (the "AMENDMENT EFFECTIVE DATE"), on or before December 11, 2000, if the following conditions shall have been satisfied on and as of such date:

                  (a) counterparts of this Amendment shall have been executed by the Borrower, the Lender and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, and each Lender and their respective permitted successors and assigns. After this Amendment becomes effective, the Administrative Agent will promptly furnish a copy of this Amendment to each Lender and the Borrower.


         SECTION  6. MISCELLANEOUS.

         6.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         6.2. REFERENCE TO LOAN AGREEMENT. The Loan Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         6.3. EXPENSES. As provided in the Loan Agreement, but without limiting any terms or provisions thereof, the Borrower shall pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby.

         6.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         6.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         6.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this



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Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Loan Agreement.

         6.8. JURY TRIAL WAIVER. The parties hereto hereby confirm that the jury trial waiver provisions of section 12.11 of the Loan Agreement shall be fully applicable to this Amendment and the transactions contemplated hereby.

         6.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


VALUE CITY DEPARTMENT STORES, INC.                          SCHOTTENSTEIN STORES CORPORATION,
                                                                INDIVIDUALLY AS A LENDER AND AS THE
                                                                ADMINISTRATIVE AGENT


BY: /S/ JAMES A. MCGRADY                                    BY: /S/ JEFFREY D. SWANSON
   -------------------------------------                       -----------------------------------
         TITLE: CFO, SECRETARY AND TREASURER                         TITLE: SENIOR VICE PRESIDENT









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